Foamex (logo)
                                   June 2002

FORWARD LOOKING STATEMENTS                                         Foamex (logo)
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This presentation contains, and oral statements made from time to time by representatives of the Company may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, those relating to completion of the operational restructuring as currently contemplated and the currently anticipated benefits of the restructuring, including those relating to the work force reductions, cost savings and restructuring charges from Project Transformation, the expected benefits of expanding the use of VPF technology, the Company's ability to introduce new products, enhance sales growth and margins and the outlook for the Company's financial performance. These forward-looking statements are affected by risks, uncertainties and assumptions that the Company makes about, among other things, its ability to implement customer selling price increases in response to higher raw material costs, raw material price increases, general economic conditions, conditions in the capital markets, the interest rate environment, the level of automotive production, carpet production, furniture and bedding production and housing starts, the completion of various restructuring/consolidation plans, the achievement of management's business plans, its capital and debt structure (including various financial covenants), litigation and changes in environmental legislation and environmental conditions and other factors mentioned in the documents filed by the Company with the Securities and Exchange Commission. While the Company believes that its assumptions regarding the foregoing matters are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that the Company's forward-looking statements will prove to be accurate. Additional information that could cause actual results to vary materially from the results anticipated may be found in the Company's most recent Form 10-K and other reports filed with the Securities and Exchange Commission. Readers should be aware that any forward-looking statement made in this presentation or elsewhere by the Company speaks only as of the date on which it is made, and the Company disclaims any obligation or intent to update any of the factors listed above or forward-looking statements.

KEY INVESTMENT CONSIDERATIONS                                      Foamex (logo)
--------------------------------------------------------------------------------

Flow chart, with Foamex logo in the center, and the following items pointing towards the logo:

- Leading market positions in each business segment
- Strong, longstanding customer relationships
- North America's largest manufacturer/distributor of foam
- Attractive valuation
- Leading proprietary technology
- Experienced management team
- Stable cash flow and demonstrated ability to reduce debt

RECENT HIGHLIGHTS                                                  Foamex (logo)
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o     Successful refinancing, including sale of $300 million of senior secured notes

o Ongoing debt reduction (target $50 million in 2002, less refinancing fees), and recent interest rate swap

o     S&P upgrade and upward revision in Moody's outlook

o     New management team and high-quality independent Board members

o Launch of "Project Transformation," operational restructuring and profit enhancement program

o Increased focus on development of new high-margin products for global applications

o     Market share gains in auto lamination, furniture and in Asia

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Company Overview

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

FOAMEX OVERVIEW                                                    Foamex (logo)
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o     Largest manufacturer and distributor of foam products in North America

o     44 years of industry leadership

o 62 manufacturing and distribution facilities throughout North America with 6,000 employees worldwide

o     Stable cash flows

o     2001 sales of $1.253 billion and EBITDA* of $132.3 million**

o     $135 million of debt paydown over the last 3 years

o     $30 million of targeted cost savings by 2003 from Project Transformation

* EBITDA is income before provision for income taxes plus interest and debt issuance expense and depreciation and amortization.

** Excludes $35.4 million Project Transformation restructuring charge.

INDUSTRY DYNAMICS                                                  Foamex (logo)
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o     Consolidating industry with many regional single product line manufacturers

o     Only one other national competitor

o Largest producers enjoy cost advantage in purchasing chemical raw materials, the largest cost component in foam production

o     Growth driven by development of new applications for foam products

o     Unique position in Asia and Mexico

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BUSINESS SEGMENT OVERVIEW                                          Foamex (logo)
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Foam Products                 Automotive Products

(Photo omitted)               (Photo omitted)
o  Sealy                      o  Johnson Controls
o  Simmons                    o  Lear Corporation
o  Spring Air Mattress        o  DaimlerChrysler
o  Wal-Mart                   o  CNI
o  Berkline                   o  Collins & Aikman


Carpet Cushion                 Tech Products

(Photo omitted)               (Photo omitted)
o  Home Depot                 o  Hewlett-Packard
o  Carpet One                 o  Briggs & Stratton
o  Shaw Alliance              o  Lexmark


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DIVERSIFIED END MARKETS                                            Foamex (logo)
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
                                                    Foamex International Inc.

                                                      2001 Sales - $1,252.9
                                                   2001 Inc. from Ops - $63.5*
                                                           5.1% Margin
                                                                |
                                                                |
           ------------------------------------------------------------------------------------------------------
           |                             |                                |                                     |
           |                             |                                |                                     |
           |                             |                                |                                     |
       Foam Products             Automotive Products             Carpet Cushion Products              Technical Products
       -------------             -------------------             -----------------------              ------------------
   2001 Sales - $499.7           2001 Sales - $377.8               2001 Sales - $231.0                2001 Sales - $111.0
2001 Inc. from Ops - $66.3    2001 Inc. from Ops - $21.2         2001 Inc. from Ops - $(6.8)       2001 Inc. from Ops - $22.9
       13.3% Margin                  5.6% Margin                       (3.0)% Margin                     20.6% Margin

Products/Applications:        Products/Applications:             Products/Applications:           Products/Applications:
- Bedding                     - Foam Rolls                       - Rebonded Urethane              - Filtration
- Furniture                   - Laminate Products                - Prime Urethane                 - Automotive Gasketing
- Fabricator/Distributor      - Headliner Substrates             - Synthetic Felt                 - Sponges
- Health Care                 - Acoustical Products              - Sponge Rubber                  - Battery Products
- Packaging                   - Energy Absorbing Products                                         - Dri-Fast(TM) Outdoor/Boat
- Consumer Products           - Floor Systems                                                       Cushioning
                              - Molded Products                                                   - Inkjet Cartridges
                                                                                                  - Acoustical Computer Foams
                                                                                                  - UltraPlush Foams

* Excluding Project Transformation charge of $35.4 million, 2001 income from operations would have been $98.9 million.

Note: Sales and Income from Operations figures are in millions.

CLEAR MARKET SHARE LEADER IN NORTH AMERICAN
FLEXIBLE FOAM                                                      Foamex (logo)
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                                                      MARKET SHARE(1)
--------------------------------------------------------------------------------
 Foamex                                                   26.0%
--------------------------------------------------------------------------------

 E.R. Carpenter                                           17.0%
 Flexible Foam                                            9.0%
 Hickory Springs                                          7.7%
 Woodbridge                                               7.3%
 British Vita                                             5.2%
 Future Foam                                              4.3%
 Leggett & Platt                                          4.3%
--------------------------------------------------------------------------------
(1)  Based on 2.3 billion lb. market for flexible foam in North America

Source: Company Estimates

STRATEGIC PURCHASING POWER                                         Foamex (logo)
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o     Largest consumer of urethane chemicals in the world

o     Chemicals represent approximately 90% of raw material costs

o     Foamex's scale leads to more favorable pricing

o     Focus on applying scale advantages to non-chemical purchasing

STRONG, LONG-STANDING CUSTOMER
RELATIONSHIPS                                                      Foamex (logo)
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---------------------------------------------------------------------
TOP 10 CUSTOMERS                               LENGTH OF RELATIONSHIP
---------------------------------------------------------------------
Johnson Controls (logo)                         Greater than 10 Years
Lear Corporation (logo)                         Greater than 10 Years
Sealy (logo)                                    Greater than 15 Years
Simmons (logo)                                  Greater than 15 Years
Spring Air (logo)                               Greater than 10 Years
Rogers Foam Corporation (logo)                  Greater than 40 Years
The Home Depot (logo)                           Greater than 5 Years
Walmart (logo)                                  Greater than 10 Years
Berkline (logo)                                 Greater than 20 Years
Carpet One (logo)                               Greater than 5 Years
---------------------------------------------------------------------

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LEADING PROPRIETARY TECHNOLOGY                                     Foamex (logo)
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o    Variable Pressure Foaming (VPF(SM)) - a new, patent-protected pouring process that yields foam products with the broadest range of performance properties in the industry

o VPF(SM) technology allows the production of emissions-free, no-fatigue foam products

o    Innovative products developed though the VPF(SM) process, include:
     - Smoothbond(TM), anti-wrinkle foam engineered for seating lamination for Honda
     - Energy absorbing foams - molded polyurethane foam automobile components that absorb impact energy

o    VPF(SM) products carry a lifetime warranty

--------------------------------------------------------------------------------
  With more than forty years of research and development and over 175 patents,
             Foamex is the industry leader in technology innovation
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

LEADING PROPRIETARY TECHNOLOGY                                     Foamex (logo)
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Additional New Products and Processes

o Continuous Platform Cutting (CPC(R)) - enables the entire floor carpet of an automobile to be fabricated cost-effectively as a single lightweight component (for Pontiac Aztek and Buick Rendezvous, supplied through Lear Corporation)

o Surface Modification Technology (SMT(R)) - allows for the precision contouring of foam surfaces

o    Performance(TM) Carpet Cushion - a new line of antimicrobial carpet cushion

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Opportunities

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


STRATEGIC GOALS                                                    Foamex (logo)
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o    Develop new products and new foam applications through innovation and strong customer focus on large scale applications, such as auto molded foam

o Further increase profitability of existing products by applying new production technologies and cost/expense reductions

o Grow international market share by building on our fast-growing businesses in Asia and Mexico

o    Maximize free cash flow to pay down debt

PROJECT TRANSFORMATION                                             Foamex (logo)
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o    Comprehensive operational restructuring and profit enhancement program launched in fourth quarter 2001

o Pre-tax cost savings targets: $20 million in 2002 increasing to $30 million in 2003

o    Program Components:

     -    Centralization of operations and migration to VPF process

     -    Reduction of redundancies in purchasing and logistics

     -    Safety improvements

     - Savings enable greater investment in promising new technologies (double R&D investment to $6 million in 2002)

EMERGING NEW PRODUCTS / USES                                       Foamex (logo)
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
Safety Foam                                       Medical Equipment                         Fuel Cells
Helps prevent fuel tank fires                     Accelerates healing and                   Allows longer usage of portable
and explosions                                    increases comfort                         electronic devices before recharging

Applications:                                     Applications:                             Applications:
-------------                                     -------------                             -------------
U.S. Navy and Air Force                           Oxygenators for cardiopulmonary           Cellular phones
fighter jets;                                     surgery,                                  Laptop computers
Commercial Aircraft                               Instrument holders for sterilization,     Two-way radios
                                                  Pre-op scrubbers,                         Portable Electronics
                                                  EKG pads,
                                                  Mammography equipment

RAPID INTERNATIONAL GROWTH                                         Foamex (logo)
--------------------------------------------------------------------------------

o    In 2001, total international sales were $286.3, up from just $84.1 in 1996

o Sales originating in Mexico have grown from $27 million in 1996 to $221 million in 2001; FMXI is now the largest supplier of automotive foam products in Mexico

o Since entering the Asian market in 1997 with a joint venture, sales have grown to $33 million and profits to $3 million in 2001

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Financial Overview

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

FINANCIAL OVERVIEW                                                 Foamex (logo)
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o    13 consecutive quarters of strong and consistent operating performance and cash generation

o    Stable cash flow and significant debt reduction

o    Attractive valuation

o Improved debt maturity profile and reduced short-term obligations through March 2002 refinancing

o    Experienced management and strengthened governance and financial controls

STABLE HISTORICAL RESULTS                                          Foamex (logo)
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Revenue
(Dollars in millions)

[Bar chart omitted - data points as follows:]

                    Revenue
          1999      $1,295
          2000      $1,258
          2001      $1,253

Diluted EPS*

[Bar chart omitted - data points as follows:]

                  Diluted EPS
          1999        1.16
          2000        0.92
          2001        1.17

* Excludes the following restructuring, impairment and other charges: 2001, $36.1 million; 2000, $6.3 million; 1999, $10.5 million

FIRST QUARTER 2002 RESULTS                                         Foamex (logo)
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Revenue
(Dollars in millions)

[Bar chart omitted - data points as follows:]
                     Revenue
1Q 2001               $302
1Q 2002               $314

Diluted EPS

[Bar chart omitted - data points as follows:]

                  Diluted EPS
1Q 2001              $0.24
1Q 2002              $0.28*

* Excludes extraordinary charge of $4.2 million for the write-off of debt issuance cost associated with the early extinguishment of debt and a $1.3 million gain for the cumulative effect of a change in accounting principle related to the write-off of negative goodwill.

OPERATING RESULTS BY SEGMENT                                       Foamex (logo)
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
Dollars in millions
                                       1997                 1998                  1999                 2000                 2001
------------------------------------------------------------------------------------------------------------------------------------
 Foam Products                        $334.9               $559.7                $527.2               $519.2               $499.7
   % growth                                -                67.1%                 -5.8%                -1.5%                -3.8%
 Automotive Products                   225.9                285.2                 361.8                342.4                377.8
   % growth                                -                26.3%                 26.9%                -5.4%                10.3%
 Carpet Cushion Products               288.3                315.0                 285.8                256.4                231.0
   % growth                                -                 9.3%                 -9.3%               -10.3%                -9.9%
 Technical Products                     76.3                 79.1                  92.2                106.7                111.0
   % growth                                -                 3.7%                 16.6%                15.7%                 4.0%
 Other                                  20.1                 21.6                  27.6                 33.1                 33.4
   % growth                                -                 7.5%                 27.8%                19.9%                 0.9%
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 Total Revenues                       $945.5             $1,260.6              $1,294.6             $1,257.8             $1,252.9
   % growth                                -                33.3%                  2.7%                -2.8%                -0.4%
 EBITDA*                                79.3                 96.1                 130.8                131.7                132.3**
   % margin                             8.4%                 7.6%                 10.1%                10.5%                10.6%
 Capex                                  33.5                 33.7                  20.1                 23.6                 22.5
   % revenue                            3.5%                 2.7%                  1.6%                 1.9%                 1.8%
------------------------------------------------------------------------------------------------------------------------------------

* EBITDA is income before provision for income taxes plus interest and debt issuance expense and depreciation and amortization.
** Excludes $35.4 million Project Transformation restructuring charge.

STABLE CASH FLOW                                                   Foamex (logo)
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Quarterly EBITDA*
(Dollars in Millions)

[Bar chart omitted - data points as follows:]

                   EBITDA
1Q 99               $33.0
2Q 99               $29.5
3Q 99               $35.0
4Q 99               $33.3
1Q 00               $29.4
2Q 00               $37.2
3Q 00               $33.6
4Q 00               $31.5
1Q 01               $32.8
2Q 01               $37.1
3Q 01               $33.0
4Q 01               $29.4**
1Q 02               $30.9

* EBITDA is income before provision for income taxes plus interest and debt issuance expense and depreciation and amortization.

** Excludes $35.4 million Project Transformation restructuring charge.

SIGNIFICANT DEBT REDUCTION                                         Foamex (logo)
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Total Debt
 (Dollars in Millions)

[Line chart omitted - data points as follows:]

                             Total Debt
1Q 99                          $789.1
2Q 99                          $778.3
3Q 99                          $763.3
4Q 99                          $745.3
1Q 00                          $744.2
2Q 00                          $727.8
3Q 00                          $672.0
4Q 00                          $711.9
1Q 01                          $697.7
2Q 01                          $686.2
3Q 01                          $667.6
4Q 01                          $666.3
1Q 02                          $725.2

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ATTRACTIVE VALUATION                                               Foamex (logo)
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                                             Foamex          Peer Group Average*
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Price/Earnings**                              7.80                  16.88
Price/Free Cash Flow                          2.56                  7.47
4-Year Sales CAGR***                          7.29                  8.43
--------------------------------------------------------------------------------


* Peer Group consists of Armstrong World Industries, Inc.; Leggett & Platt, Inc.; and Sealed Air Corporation.
** Earnings for FMXI exclude Project Transformation charges.
*** Peer Avg. includes 3-year sales growth CAGR for Sealed Air Corp.

Note: Ratios based on figures from Bloomberg L. P. All figures are based on closing prices on May 10, 2002 and TTM results through the fourth quarter 2001.

EXPERIENCED & PROVEN SENIOR MANAGEMENT                             Foamex (logo)
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
     NAME                            POSITION                                 INDUSTRY EXPERIENCE
     ----                            --------                                 -------------------
 Peter Johnson           President and COO                                        30 years
 Tom Chorman             EVP, CFO and Chief Administrative Officer                26 years
 Pratt Wallace           EVP, Manufacturing Operations                            24 years
 Darrell Nance           EVP, Foam Products (West)                                27 years
 Arthur Vartanian        EVP, Automotive                                          22 years
 Theodore Kall           EVP, Carpet Cushion                                      30 years
 Stephen Drap            EVP, Technical Products                                  25 years
 George Karpinski        SVP, Treasurer                                           27 years
 Stephen Scibelli        President, Foamex Asia                                   35 years
 Veronica Forster        President, Foamex Mexico                                 9 years


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STRENGTHENED FINANCIAL CONTROLS                                    Foamex (logo)
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o    Five new independent Directors added to the Foamex Board:
     -    Raymond E. Mabus -- Chairman of the Audit Committee
     -    Virginia A. Kamsky
     -    John C. Culver
     -    Julie Nixon Eisenhower
     -    S. Dennis N. Belcher
     -    Luis Echarte

o Exhaustive 9-month and year-end audits by Deloitte & Touche, independent auditors since July 2001

o    Completed review and update of Policy and Procedures company-wide

o    Established new Internal Audit Group and Management Audit Committee

o Implemented more comprehensive information systems and stringent internal audit process

KEY INVESTMENT CONSIDERATIONS                                      Foamex (logo)
--------------------------------------------------------------------------------

Flow chart, with Foamex logo in the center, and the following items pointing towards the logo:

- Leading market positions in each business segment
- Strong, longstanding customer relationships
- North America's largest manufacturer/distributor of foam
- Attractive valuation
- Leading proprietary technology
- Experienced management team
- Stable cash flow and demonstrated ability to reduce debt

                                 Foamex (logo)
                                   June 2002